The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.  Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the issuer or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-4154 (collect call) or by emailing Randall Outlaw at randall.outlaw@jpmorgan.com.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.  The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities.

The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN).  JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION RELATES.

Copyright 2005 JPMorgan Chase & Co. – All rights reserved.  J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC.  JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials.  Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

JPMAC 2005-OPT2
FORTRESS COLLATERAL REQUEST

1. ARM 2 YR

ARM 2 YR	< 77.5	77.50 - 82.49	82.50 - 87.49	87.50 - 92.49	92.50 to 97.49	97.50+
0.000 - 590.999	$93,328,013	$63,027,447	$13,434,536	$10,114,869	$11,166,625	$464,314
591.000 - 615.999	29,007,556	32,385,169	12,530,383	9,212,849	7,927,939	7,693,077
616.000 - 640.999	23,719,162	39,107,820	10,650,374	9,437,328	7,841,049	8,373,449
641.000 - 665.999	15,066,528	41,385,523	9,781,805	10,238,173	6,746,073	5,163,489
666.000 - 690.999	7,555,314	31,893,286	3,092,525	8,313,111	6,796,132	2,858,141
691.000 >=	12,091,877	45,154,324	5,517,501	10,556,670	9,363,498	5,783,992
Total:	$180,631,047	$252,953,569	$55,007,123	$57,872,998	$49,841,315	$30,336,462

2. ARM 3 YR

ARM 3 YR	< 77.5	77.50 - 82.49	82.50 - 87.49	87.50 - 92.49	92.50 to 97.49	97.50+
0.000 - 590.999	$4,857,316	$2,843,180	$275,759	$93,562	$766,494	$141,700
591.000 - 615.999	1,760,678	2,187,495	0	360,000	218,212	254,800
616.000 - 640.999	1,997,744	2,593,146	179,677	767,966	701,051	399,775
641.000 - 665.999	638,257	2,175,032	1,406,921	539,346	785,150	0
666.000 - 690.999	2,886,882	1,376,981	0	931,839	195,266	0
691.000 >=	1,115,984	4,259,729	0	544,317	0	0
Total:	$13,256,861	$15,435,563	$1,862,357	$3,237,029	$2,666,174	$796,275

3. ARM 5 YR

ARM 5 YR	< 77.5	77.50 - 82.49	82.50 - 87.49	87.50 - 92.49	92.50 to 97.49	97.50+
0.000 - 590.999	$5,783,406	$2,663,077	$285,324	$180,981	$216,374	$0
591.000 - 615.999	4,615,553	334,015	819,085	0	584,242	0
616.000 - 640.999	4,612,914	3,069,439	493,846	134,661	937,627	0
641.000 - 665.999	4,561,074	3,532,574	1,956,384	2,597,436	1,203,361	310,026
666.000 - 690.999	3,284,747	5,333,131	0	1,032,705	163,400	1,077,898
691.000 >=	4,143,707	3,736,386	1,343,667	4,427,739	303,999	0
Total:	$27,001,401	$18,668,622	$4,898,306	$8,373,522	$3,409,002	$1,387,924

4. FIXED 1ST LIEN

FIXED 1ST LIEN	< 77.5	77.50 - 82.49	82.50 - 87.49	87.50 - 92.49	92.50 to 97.49	97.50+
0.000 - 590.999	$17,845,153	$10,249,188	$3,183,906	$938,596	$704,262	$0
591.000 - 615.999	12,773,171	5,756,624	2,483,333	802,595	1,080,104	1,278,130
616.000 - 640.999	14,970,421	6,209,091	5,000,356	823,268	1,765,973	1,186,392
641.000 - 665.999	13,254,007	7,913,911	4,338,051	3,270,645	2,173,711	1,394,247
666.000 - 690.999	13,026,825	11,207,458	3,661,091	2,363,924	692,395	360,513
691.000 >=	19,196,138	12,011,382	3,085,172	6,413,956	3,687,470	917,329
Total:	$91,065,715	$53,347,654	$21,751,909	$14,612,985	$10,103,914	$5,136,611

5. FIXED 2ND LIEN

FIXED 2ND LIEN	< 77.5	77.50 - 82.49	82.50 - 87.49	87.50 - 92.49	92.50 to 97.49	97.50+
0.000 - 590.999	$790,373	$396,835	$130,594	$94,930	$75,063	$5,059,149
591.000 - 615.999	285,153	219,766	509,080	61,658	194,298	10,380,981
616.000 - 640.999	319,432	99,910	84,868	0	199,249	7,619,875
641.000 - 665.999	100,562	80,405	0	71,891	66,431	5,869,076
666.000 - 690.999	54,925	0	0	0	159,127	3,555,591
691.000 >=	27,935	0	112,277	0	142,074	3,329,263
Total:	$1,578,381	$796,916	$836,819	$228,479	$836,242	$35,813,934

6. INTEREST ONLY SECOND IN DEAL

INTEREST ONLY	# of Loans	Unpaid Balance	LTV	CLTV	FICO
SECOND IN DEAL	64	18,125,773	80.00%	99.86%	650

7. INTEREST ONLY SECOND NOT IN DEAL

INTEREST ONLY	# of Loans	Unpaid Balance	LTV	CLTV	FICO
SECOND NOT IN DEAL	187	56,744,428	80.03%	99.50%	680

8. INTEREST ONLY NOT SECOND OR SILENT

INTEREST ONLY	# of Loans	Unpaid Balance	LTV	CLTV	FICO
SECOND NOT IN DEAL	525	190,087,748	81.19%	81.19%	651

9. NOT INTEREST ONLY SECOND IN DEAL

NOT INTEREST ONLY	# of Loans	Unpaid Balance	LTV	CLTV	FICO
SECOND IN DEAL	156	22,510,941	79.97%	99.94%	630

10. NOT INTEREST ONLY SECOND NOT IN DEAL

NOT INTEREST ONLY	# of Loans	Unpaid Balance	LTV	CLTV	FICO
SECOND NOT IN DEAL	393	67,968,816	79.01%	97.81%	658

11. INTEREST ONLY NOT SECOND OR SILENT

NOT INTEREST ONLY	# of Loans	Unpaid Balance	LTV	CLTV	FICO
SECOND NOT IN DEAL	2716	572,161,014	76.77%	76.77%	615